Execution Copy


                      EXHIBIT 4 -- TWC CONTINUING CONTRACTS
                TWC CONTINUING CONTRACTS TO WHICH WCG IS A PARTY

                           AGREEMENT                                       DATE                        PARTIES
                           ---------                                       ----                        -------
Amended and Restated Administrative Services Agreement
but excluding all Service Level Agreements
included therein other than those listed below
  Amended and Restated Administrative Services Agreement --
  Cafeteria Card (SLA No. ASF-11)
  Amended and Restated Administrative Services Agreement --
  Catering Services (SLA No. ASF-3)
  Amended and Restated Administrative Services Agreement --
  Data Center Floor Space (SLA No. IT-23)
  Amended and Restated Administrative Services Agreement --
  Security System Administration (SLA No. ASR-2)                         23-Apr-01           TWC and WCG
  Amended and Restated Administrative Services Agreement --
  Telecommunications Support (PBX) (SLA No. IT-19)
  Amended and Restated Administrative Services Agreement --
  Warren Clinic (SLA No. HR-17)
  Amended and Restated Administrative Services Agreement --
  Records Management (Revised) (SLA No. ASF-9)
Amended and Restated Confidentiality and Nondisclosure
Agreement                                                                1-Feb-02            TWC and WCG
Amended and Restated Cross-License Agreement                             23-Apr-01           TWC and WCG
Amended and Restated Employee Benefits Agreement                         23-Apr-01           TWC and WCG
Amended and Restated Separation Agreement                                23-Apr-01           TWC and WCG
Amendment of State of Oklahoma OIC Agreement                             23-Apr-01           TWC and WCG
ITWill Assignment and Assumption Agreement                               23-Apr-01           TWC and WCG
Mutual Waiver, dated April 23, 2001                                      23-Apr-01           TWC and WCG
Professional Services Agreement                                          23-Apr-01           TWC, WCG, The Feinberg Group, LLP
                                                                                             Williams Relocation Management, Inc. (a
Relocation Services Agreement                                            2-Jan-02            TWC subsidiary) and WCG
Restructuring Support Agreement                                          23-Feb-02           TWC and WCG
Shareholder Agreement                                                    23-Apr-01           TWC and WCG
Trademark License Agreement                                              23-Apr-01           TWC and WCG

All agreements and exhibits related to or incorporated by the foregoing that were entered into to implement the transactions contemplated thereby, e.g. Assignment and Assumption Agreements, Bills of Sale.

              TWC CONTINUING CONTRACTS TO WHICH WCG IS NOT A PARTY

Execution Copy


                   AGREEMENT                               DATE                                        PARTIES
                   ---------                               ----                                        -------
                                                  26-Feb-01 (as amended 13-
Agreement Of Purchase And Sale And Construction   Mar-01, 13 April-01, 13-Sep-           Williams Headquarters Building Company
Completion                                        01, 30-Apr-02)                         and WCL
Agreement To Terminate Aircraft Dry Lease --                                             Williams Aircraft Leasing, LLC (a TWC
N352WC                                            27-Mar-02                              subsidiary) and WCL
                                                                                         Williams Communications Aircraft, LLC (a
Aircraft Dry Lease -- N358WC                      13-Sep-01                              TWC subsidiary) and WCL
                                                                                         Williams Communications Aircraft, LLC (a
Aircraft Dry Lease -- N359WC                      13-Sep-01                              TWC subsidiary) and WCL
                                                                                         Williams Headquarters Building Company
Bank of Oklahoma Tower Use Agreement              23-Apr-01                              and WCL
                                                                                         Williams Headquarters Building Company
                                                  23-Apr-01 (as amended 13-              and Williams Technology Center, LLC (a
Central Plant Lease Agreement                     Sep-01)                                WCL subsidiary)
Construction, Operating and Maintenance                                                  Transcontinental Gas Pipe Line Corporation
Agreement                                         1-Jan-97 (as amended 19-Feb-99)        (a TWC subsidiary) and WCL
                                                                                         Williams Pipe Line Company (a TWC
Consulting Services Agreement                     29-Oct-01                              subsidiary) and WCL
                                                                                         Northwest Pipeline Corporation (a TWC
Co-Occupancy Agreement                            18-Feb-99                              subsidiary) and WCL
                                                                                         Williams Gas Pipelines Central, Inc. (a TWC
Co-Occupancy Agreement                            22-Feb-99                              subsidiary) and WCL
                                                                                         Williams Pipe Line Company (a TWC
Co-Occupancy Agreement                            1-May-00                               subsidiary) and WCL
                                                                                         Mid-America Pipeline Company (a TWC
Co-Occupancy Agreement                            5-Mar-99 (as amended 23-Apr-01)        subsidiary) and WCL
                                                                                         Williams Field Services Company (a TWC
Co-Occupancy Agreement                            5-Mar-99 (as amended 23-Apr-01)        subsidiary) and WCL
                                                                                         Transcontinental Gas Pipe Line Corporation
Dark Fiber IRU Agreement                          26-Feb-01                              (a TWC subsidiary) and WCL
                                                                                         Williams Pipe Line Company (a TWC
Fairfax Terminal Station Site Lease               26-Aug-96                              subsidiary) and WCL
                                                  1-Jan-99 (as amended 31-Dec-00
First Amendment to Level 3 Sublease Agreement     and assigned 23-Apr-01)                TWC and WCL
                                                                                         Williams Natural Gas Company (a TWC
                                                                                         subsidiary now known as Williams Gas
Lease Agreement                                   1-Jan-97                               Pipelines Central, Inc. ) and WCL
                                                                                         Transcontinental Gas Pipe Line Corporation
Lease Agreement                                   1-Sep-95                               (a TWC subsidiary) and WCL

Execution Copy


                   AGREEMENT                               DATE                                        PARTIES
                   ---------                               ----                                        -------
                                                                                         Texas Gas Transmission Corporation and
Lease Agreement                                   1-Mar-97                               WCL
                                                                                         Williams Headquarters Building Company
                                                                                         and Williams Technology Center, LLC (a
Management Services Agreement                     23-Apr-01 (as amended 13-Sep-01)       WCL subsidiary)
                                                                                         Williams Pipe Line Company (a TWC
Master Agreement                                  23-Feb-99 (as amended 23-Apr-01)       subsidiary) and WCL
Nondisclosure Agreement                           29-Oct-01                              TWC and WCL
                                                                                         Original Amended and Restated Lease
                                                                                         Agreement between Williams Headquarters
                                                                                         Building Company, Landlord, and WCL,
Northwest Plaza Level Amended and Restated Lease                                         Tenant; amendment between TWC,
Lease Agreement                                   1-Jan-99 (as amended 31-Dec-00)        Sublessor, and WCG, Sublessee
                                                                                         Mid-America Pipeline Company, Northwest
                                                                                         Pipeline Corporation, Texas Gas
                                                                                         Transmission Corporation, Transcontinental
                                                                                         Gas Pipe Line Corporation, Williams Field
                                                                                         Services Company, Williams Gas Pipelines
                                                                                         Central, Inc. and Williams Pipe Line
Operation, Maintenance and Repair Agreement       19-Feb-99 (as amended 31-Aug-99)       Company and WCL
                                                                                         Williams Headquarters Building Company
                                                                                         and Williams Technology Center, LLC (a
Partial Assignment and Assumption Agreement       26-Feb-01                              WCL subsidiary)
                                                                                         Williams Pipe Line Company (a TWC
Sale Agreement                                    14-Feb-97                              subsidiary) and WCL
Southwest Plaza Level Amended and Restated Lease                                         Williams Headquarters Building Company
Agreement                                         1-Jan-99                               and WCL
                                                                                         Williams Pipe Line Company (a TWC
                                                                                         subsidiary) and WCG; WCG assigned its
Sublease Agreement                                1-May-00                               rights to WCL on 2-Apr-02
                                                                                         Spectrum Network Systems Limited (now
                                                                                         known as PowerTel Limited, a 45% WCG
                                                                                         subsidiary) and Williams International
Technical Services Agreement                      1998                                   Services Company (a TWC subsidiary)
                                                                                         Williams Energy Marketing & Trading Co. (a
Teleport Services Agreement                       9-Oct-01                               TWC subsidiary) and WCL
                                                  1-Jan-99 (as amended 31-Dec-           Williams Headquarters Building Company
The Depot Amended and Restated Lease Agreement    00 and assigned 23-Apr-01)             and WCL

Execution Copy


                   AGREEMENT                               DATE                                        PARTIES
                   ---------                               ----                                        -------
                                                                                         TWC guaranteed a TWC subsidiary in favor
TWC Corporate Guarantee                           23-Apr-01                              of a WCL subsidiary
                                                                                         TWC guaranteed a TWC subsidiary in favor
TWC Corporate Guarantee                           23-Apr-01                              of a WCL subsidiary
                                                                                         TWC guaranteed a TWC subsidiary in favor
TWC Guaranty                                      23-Apr-01                              of a WCL subsidiary
                                                  5-Mar-99 (as amended 23-               Williams Pipe Line Company (a TWC
User Agreement for Pipe                           Apr-01)                                subsidiary) and WCL
                                                                                         Williams Headquarters Building Company
                                                                                         and Williams Technology Center, LLC (a
Utility Service Agreement                         23-Apr-01 (as amended 13-Sep-01)       WCL subsidiary)
                                                                                         Williams Energy Services, Inc. (a TWC
Web Hosting and Streaming Services Agreement      2-Oct-00                               subsidiary) and WCL
                                                                                         Williams Natural Gas Company (a TWC
Weld County Sublease Agreement                    19-Apr-96                              subsidiary) and WCL

All agreements and exhibits related to or incorporated by the foregoing that were entered into to implement the transactions contemplated thereby, e.g. Assignment and Assumption Agreements, Bills of Sale.